WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

JORE CORPORATION
LOCKBOX ACCOUNT
45000 HIGHWAY 93 S
RONAN MT 59864

                                                                     Page 1 of 2

                                                      Account Number:513-0001216

                                                   Statement Start Date:06/01/01
                                                     Statement End Date:06/30/01

                    For Customer Assistance: Call your Customer Service Officer or Client Services 1-800-AT WELLS (289-3557) 5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number   Beginning Balance  Total Credits  Total Debits   Ending Balance

WellsOne
Account
513-0001216               0.00        107,661.46   -107,661.46             0.00

Credits
 Electronic Deposits/ Bank Credits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Jun 04          164.48          Lowe'S Companies Trade Pmt REF*
                                                CK*0054871\DTM*097*20010530\
                Jun 11        5,026.40          Sears EDI/Eftpmt 010608 266619
                                                REF*1 *20010608153023E0509104\
                Jun 12        9,156.00          Sears EDI/Eftpmt 010611 266619
                                                REF*1 *20010611153006E0509140\
                Jun 14       23,031.04          WT Fed#01102 Citibank, Hongkong
                                                /Org = techtronic Industries Co
                                                Ltd Srf#G0011651297901 Trn#01061
                                                4002395 Rfb#
                Jun 18          199.41          Lowe's Companies Trade Pmt REF
                                                CK*OO55658\DTM*097*20010611\
                Jun 18          810.21          Lowe'S Companies Trade Pmt REF*
                                                CK*OO55835\D TM*097*20010612\
                Jun 18       11,487.87          Lowe'S Companies Trade Pmt REF*
                                                CK*OO55988\DTM*097*20010613\
                Jun 18          312.48          Sears EDI/Eftpmt 010615 266619
                                                REF*1 *20010615153025E0509228\
                Jun 19        4,286.08          Lowe'S Companies Trade Pmt REF*
                                                CK*0056101\DTM*097*20010614\
                Jun 20        4,204.00          WT Fed#O0004 The Tokai Bank, Lt
                                                /Org=makita(Uk)Ltd Srf#010619095
                                                24220Trn010620005495Rfb#25184657
                Jun 21        2,624.05          Sears EDI/Eftpmt 010620 266619
                                                REF*120010620153009E0509295\
                Jun 22        3,431.77          Sears EDI/Eftpmt 010621 266619
                                                REF*1 20010621153031 E0509316\
                Jun 26        1,809.15          Sears EDI/Eftpmt 010625 266619
                                                REF*1*20010625153014E0509368\
                Jun 27       30,073.17          Zero Balance Account Transfer
                                                From 30082267
                Jun 28          160.35          Sears EDI/Eftpmt 010627 266619
                                                REF*1*20010627153032E0509401

Continued on next page

                                                                Jore Corporation
                                                                 Lockbox Account
                                                                     Page 2 of 2
Electronic Deposits/Bank Credits

 Effective      Posted          Amount          Transaction Detail
 Date           Date
                Jun 28       10,885.00          WT Fed#04003 Bayerische Hypo-U/
                                                Org=vermont Gmbh Srf#7863300178J
                                                Trn#010628043806RrbSwfOf01/06/27

                       107,661.46         Total Electronic Deposits/Bank Credits

                       107,661.46         Total Credits

Debits
 Electronic Debits/Bank Debits

 Effective      Posted          Amount          Transaction Detail
 Date           Date
                Jun 04         164.48           Zero Balance Account Transfer To
                                                30082267
                Jun 11       5,026.40           Zero Balance Account Transfer To
                                                30082267
                Jun 12       9,156.00           WT Seq#43330 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01061213071768 Trn
                                                #010612043330 Rrb# 011630075
                Jun 14      23,031.04           Zero Balance Account Transfer To
                                                30082267
                Jun 18      12,809.97           WT Seq#37041 Syndic/Wfbcorp/Jore
                                                Cor/Bnf Srf#BW01061811470778 Trn
                                                #010618037041 Rfb#011690109
                Jun 19       4,286.08           WT Seq#43342 Syndic/Wfbcorp/Jore
                                                Cor/Bnf Srf#BW01061912581406 Trn
                                                #010619043342 Rrb#011700111
                Jun 20       4,204.00           Zero Balance Account Transfer To
                                                30082267
                Jun 21       2,624.05           WT Seq#43520 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01062112481363 Trn
                                                #010621043520 Rrb# 011720119
                Jun 22       3,431.77           WT Seq#27463 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BWO1062210183310 Trn
                                                #O10622027463 Rfb# 011730018
                Jun 26       1,809.15           WT Seq#53481 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01062614040940 Trn
                                                #010626053481 Rfb # 011770099
                Jun 27      30,073.17           WT Seq#22001 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BWO1062709261587 Trn
                                                #O10627022001 Rfb# 011780016
                Jun 28         160.35           WT Seq#36028 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01062810591865 Trn
                                                #010628036028 Rrb# 011790031
                Jun 28      10,885.00           Zero Balance Account Transfer To
                                                30082267

                          107,661.46         Total Electronic Debits/Bank Debits

                          107,661.46         Total Debits

Daily Ledger Balance Summary

  Date           Balance      Date       Balance      Date          Balance
  May 31            0.00     Jun 18         0.00     Jun 26           0.00
  Jun 04            0.00     Jun 19         0.00     Jun 27           0.00
  Jun 11            0.00     Jun 20         0.00     Jun 28           0.00
  Jun 12            0.00     Jun 21         0.00
  Jun 14            0.00     Jun 22         0.00

Average Daily Ledger Balance            0.00

Thank you for banking with Wells Fargo.
Member FDIC